Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christian Weyer, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Fate Therapeutics, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 6, 2015	/s/ Christian Weyer
Christian Weyer
President and Chief Executive Officer
(Principal Executive Officer)